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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 12, 2008

                            Petrol Oil and Gas, Inc.
             (Exact name of registrant as specified in its charter)

            Nevada                      0-3009                   90-0066187
 ------------------------------       ----------              -----------------
(State or other jurisdiction of      (Commission             (I.R.S. Employer
        incorporation)               File Number)            Identification No.)

                          11020 King Street, Suite 375
                              Overland Park, Kansas                66210
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                     (Address of principal executive office)     (Zip Code)

                                 (913) 323-4925
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01           Regulation FD Disclosure

         On June 12, 2008, Petrol Oil and Gas, Inc. ("Petrol") made available on its website an open letter to its shareholders regarding current developments. A copy of the letter to shareholders is being furnished hereby as Exhibit 99.1 and incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits.

     99.1           Letter to Shareholders of Petrol Oil & Gas, Inc., dated June
                    10, 2008.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PETROL OIL AND GAS, INC.


                                            By:  /s/  Loren W. Moll
                                               --------------------------------
                                                      Loren W. Moll
                                                      President and
                                                      Chief Executive Officer

Date:    June 12, 2008